UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2020

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
As previously disclosed in its Quarterly Report on Form 10-Q for the Quarter ended June 30, 2020 (“Form 10-Q”), DaVita Inc. (the “Company”) reached an agreement in principle in July 2020 to resolve In re DaVita Inc. Stockholder Derivative Litigation, 1:17-cv-00152-MPT, a stockholder derivative action pending in the U.S. District Court for the District of Delaware (the “Court”) on behalf of the Company against certain of its officers and directors (the “Settlement”). In the Form 10-Q, the Company also reported that the Settlement was subject to, among other things, approval by the Court.

On November 6, 2020, the Court granted preliminary approval of the Settlement. In accordance with the Court’s Order Preliminarily Approving Derivative Settlement and Providing for Notice, the Company is hereby providing, as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, the Stipulation of Settlement and Notice of Proposed Derivative Settlement (the “Notice”). Pursuant to the Stipulation of Settlement, the Company has agreed to certain governance policies and for the Company’s insurer to pay to plaintiff’s counsel certain legal fees and expenses.
This Current Report on Form 8-K, the Stipulation of Settlement and the Notice are also available on the Company’s website at https://investors.davita.com/. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K. In accordance with the Stipulation of Settlement, a summary of the Notice is expected to be published in the national edition of Investor’s Business Daily as an additional form of notice to the Company’s stockholders.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All such statements in this report, other than statements of historical fact, are forward-looking statements. Words such as "expect," "intend," "will," "plan," "anticipate," "believe," "continue," and similar expressions are intended to identify forward-looking statements.  The Company bases its forward-looking statements on information available to it on the date of this report, and undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may otherwise be required by law. Actual results and other events could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk factors set forth in the Company’s reports on Form 10-K and Form 10-Q and the other risks and uncertainties discussed in any subsequent reports that the Company files with the Securities and Exchange Commission from time to time.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Stipulation of Settlement, dated October 23, 2020.
99.2	Notice of Proposed Derivative Settlement.
104.0	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: November 13, 2020	By:	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal Officer